SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1954

                Date of Report (Date of earliest event reported):
                                  May 29, 1995



                       EXCALIBUR TECHNOLOGIES CORPORATION
               (Exact name of issuer as specified in its charter)

                Delaware                    0-9747           85-0278207
   (State or other jurisdiction of     (Commission File   (I.R.S. Employer
   incorporation or organization)          Number)       Identification No.)


         9255 Towne Centre Drive, 9th Floor, San Diego, California 92121
         (Address of principle executive offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                  619-625-7900



                           CURRENT REPORT ON FORM 8-K

                       Excalibur Technologies Corporation



Item 5.  Other Events.



     The Company announced that its Board of Directors had elected Patrick C. Condo to serve as its President effective May 30, 1995. J.M. Kennedy, formerly Chief Executive Officer and President will continue to serve as Chief Executive Officer. The Company also announced that David Lambert, Executive Vice President, Chief Financial Officer, Treasurer and Secretary had submitted his resignation, effective June 16, 1995.



Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99.01   Press Release, dated May 31, 1995, of the Company.




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           EXCALIBUR TECHNOLOGIES CORPORATION


June 8, 1995               By: /s/ David Lambert
                              David Lambert
                              Executive Vice President
                              Chief Financial Officer,
                              Treasurer and Secretary